Accumulator Variable Universal Life Insurance

Supplement dated May 21, 2012 to the Statement of Additional Information dated May 1, 2012.

I.                                         The illustration on page 8 of the Statement of Additional Information is replaced in its entirety by the following:

ACCUMULATOR VUL
DEATH BENEFIT OPTION—INCREASING OPTION
ASSUMING GUIDELINE PREMIUM TEST
MALE ISSUE AGE 35, PREFERRED SELECT NON-TOBACCO
INITIAL FACE AMOUNT — $680,000
$8,600 ANNUAL PREMIUM(1)
USING MAXIMUM CONTRACTUAL CHARGES(2)

- ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -

0% Gross	6% Gross
-0.66% Net	5.34% Net

POL YR(3)	ATT AGE	ANNUAL PREMIUM	ACC. VALUE	CASH SURRENDER VALUE	DEATH BENEFIT	ACC. VALUE	CASH SURRENDER VALUE	DEATH BENEFIT
1	35	8,600	5,256	0	685,256	5,647	0	685,647
2	36	8,600	10,384	0	690,384	11,494	498	691,494
3	37	8,600	15,391	4,396	695,391	17,556	6,560	697,556
4	38	8,600	20,254	9,258	700,254	23,814	12,819	703,814
5	39	8,600	24,973	13,978	704,973	30,279	19,283	710,279
6	40	8,600	29,546	20,749	709,546	36,951	28,154	716,951
7	41	8,600	33,953	27,356	713,953	43,818	37,221	723,818
8	42	8,600	38,177	33,779	718,177	50,870	46,472	730,870
9	43	8,600	42,208	40,009	722,208	58,099	55,900	738,099
10	44	8,600	46,014	46,014	726,014	65,479	65,479	745,479
15	49	8,600	69,343	69,343	749,343	113,642	113,642	793,642
20	54	8,600	86,213	86,213	766,213	167,990	167,990	847,990
25	59	8,600	91,322	91,322	771,785	223,850	223,850	903,850
30	64	8,600	81,006	81,006	761,006	274,900	274,900	954,900
35	69	8,600	45,157	45,157	725,157	308,310	308,310	988,310
40	74	8,600	0	0	0	305,720	305,720	985,720
45	79	8,600	0	0	0	223,333	223,333	903,333
50	84	0	0	0	0	0	0	0

(1)              A premium payment of $8,600 is assumed to be paid annually at the beginning of each policy year.

(2)              The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus.  The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 35, preferred select non-tobacco risk class used for the purposes of this illustration is $0.10.  The cost of insurance charge will increase as the insured ages.

(3)              Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.  ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY’S SUB-ACCOUNTS.  THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.  THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD.  NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.